SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549





                             FORM 8-K


                          CURRENT REPORT


                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)December 31, 1996


          DEAN WITTER REALTY INCOME PARTNERSHIP IV, L.P.
      (Exact name of registrant as specified in its charter)


          Delaware                0-18147                13-3378315
(State or other jurisdiction    (Commission          (I.R.S. Employer
    of incorporation)           File Number)        Identification No.)


  Two World Trade Center, New York, New York              10048
   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code       (212) 392-1054



   (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to an agreement dated as of November 19, 1996, Technology Park Associates (which is owned 65% by the Partnership and 35% by Dean Witter Realty Income Partnership III, L.P., an affiliated public partnership) and DW/Technology Park II Associates, L.P. (which is owned by affiliates of the General Partner) agreed to sell the Technology Park Reston office park (the "Property") to Sprint Communications Company L.P., which was the sole tenant at the Property.

The negotiated sales price for the Property was $76,300,000. $51,483,000 of the sales price was allocated to Technology Park Associates and $24,817,000 was allocated to DW/Technology Park II Associates, L.P., based on the relative square footage of the buildings each owned at the Property.

The closing of the sale took place on December 31, 1996. The purchase price was received in cash at closing. The Partnership received approximately $32.8 million of such cash representing its 65% share of the cash received by Technology Park Associates, net of closing costs.

Item 7.  Financial Statements and Exhibits

(b)   Pro Forma Financial Information


      (2) Pro Forma Consolidated Balance Sheet at
          September 30, 1996 and Pro Forma Consolidated
          Statements of Operations for the year ended
          December 31, 1995 and nine months ended
          September 30, 1996

(c)   Exhibits

      (2) Purchase and Sale Agreement dated as of November 19, 1996 between Technology Park
          Associates and DW/Technology Park II
          Associates, L.P. as Seller and Sprint
          Communications Company L.P. as Buyer.

          Dean Witter Realty Income Partnership IV, L.P.
               Pro Forma Consolidated Balance Sheet
September 30, 1996

 The following unaudited pro forma consolidated balance sheet has been presented as if the Technology Park Reston property were sold on September 30, 1996.  The pro forma adjustments reflect the cash proceeds from the sale and the elimination of the carrying value of the property, accumulated depreciation, net deferred leasing commissions and other assets and liabilities relating to the property sold.
                                         Pro Forma
                           Historical    Adjustments    Pro Forma
Cash and cash
  equivalents            $  5,817,414   $ 32,822,256   $38,639,670

Real estate:
  Land                      7,836,072     (5,836,072)    2,000,000
  Buildings and
     improvements          79,674,587    (54,054,102)   25,620,485
                           87,510,659    (59,890,174)   27,620,485
  Accumulated
     depreciation         (21,164,824)    13,899,530    (7,265,294)
                           66,345,835    (45,990,644)   20,355,191
Investments in joint
  ventures                 37,222,719         -         37,222,719

Deferred leasing
  commissions, net          1,170,350       (597,193)      573,157

Other assets                2,843,099     (1,312,881)    1,530,218

                         $113,399,417   $(15,078,462)  $98,320,955

Accounts payable and
  accrued liabilities    $    269,634   $     (6,435)  $   263,199

Minority interests in
  consolidated joint
  ventures                 25,948,856    (16,947,139)    9,001,717

                           26,218,490    (16,953,574)    9,264,916

Partners' capital          87,180,927      1,875,112    89,056,039

                         $113,399,417   $(15,078,462)  $98,320,955
/TABLE

          Dean Witter Realty Income Partnership IV, L.P.
          Pro Forma Consolidated Statement of Operations
Year Ended December 31, 1995

The following unaudited pro forma consolidated statement of
operations has been presented as if the Technology Park Reston property was sold on December 31, 1994.  The pro forma adjustments reflect the elimination of property operating revenues and expenses, depreciation and amortization.
                                           Pro Forma
                           Historical     Adjustments  Pro Forma
Revenues:
  Rental                 $  8,272,320   $(5,058,016)  $ 3,214,304
  Equity in losses of
     joint ventures       (13,630,960)        -         (13,630,960)
  Interest and other          359,506         -           359,506
                           (4,999,134)   (5,058,016)    (10,057,150)

Expenses:
  Property operating        1,082,243       (51,284)    1,030,959
  Depreciation              2,663,406    (1,576,495)    1,086,911
  Amortization                183,618      (106,960)       76,658
  General and
     administrative           585,574         -           585,574
  Loss on impairment of
     real estate            7,765,989         -         7,765,989
                           12,280,830    (1,734,739)   10,546,091

Loss before minority
  interests               (17,279,964)   (3,323,277)  (20,603,241)

Minority interests         (1,789,401)   (1,163,147)   (2,952,548)

Net loss                 $(15,490,563)  $(2,160,130) $(17,650,693)

Net loss per Unit of
  limited partnership
  interest                    $(45.79)       $(6.39)       $(52.18)
/TABLE

          Dean Witter Realty Income Partnership IV, L.P.
          Pro Forma Consolidated Statements of Operations
Nine Months Ended September 30, 1996

 The following unaudited pro forma consolidated statement of operations has been presented as if the Technology Park Reston property was sold on December 31, 1995.  The pro forma adjustments reflect the elimination of property operating revenues and expenses, depreciation and amortization.
                                           Pro Forma
                            Historical    Adjustments   Pro Forma
Revenues:
  Rental                    $6,464,537   $(3,793,516)  $2,671,021
  Equity in earnings of
     joint ventures          2,177,628         -        2,177,628
  Gain on sale of land         161,883      (161,883)       -
  Interest and other           239,669         -          239,669
                            $9,043,717   $(3,955,399)  $5,088,318

Expenses:
  Property operating         1,042,413       (33,626)   1,008,787
  Depreciation               1,734,461    (1,182,383)     552,078
  Amortization                  98,140       (80,220)      17,920
  General and
     administrative            446,911         -          446,911
                             3,321,925    (1,296,229)   2,025,696

Income before minority
  interests                  5,721,792    (2,659,170)   3,062,622

Minority interests           1,416,065       930,709      485,356

Net income                  $4,305,727   $(1,728,461)  $2,577,266

Net income per Unit of
  limited partnership
  interest                      $12.73        $(5.11)       $7.62
/TABLE

                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DEAN WITTER REALTY INCOME
                                 PARTNERSHIP IV, L.P.

                              By:   Dean Witter Realty Fourth Income
                                      Properties Inc.
                                    Managing General Partner

                              By:   /s/ E. Davisson Hardman, Jr.
                                    E. Davisson Hardman, Jr.
                                    President




Date: January 13, 1997